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                                                                   EXHIBIT 10.21

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (as same may be renewed, extended, modified, restated amended and/or rearranged ("Amendment"), dated as of November 30, 2001, is between MOUNTAIN COMPRESSED AIR, INC., a Texas corporation (hereinafter referred to as "Borrower") and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                    RECITALS:

         A. Bank and Borrower entered into that certain Credit Agreement dated as of February 6, 2001 (the "Prior Agreement"), as amended by that certain First Amendment to Credit Agreement dated as of August 9, 2001 (together with the Prior Agreement, the "Agreement").

         B. Borrower has requested that Bank, among other things, (i) permit Borrower to sell Houston Dynamic Service, Inc., a Texas corporation ("Houston Dynamic") and (ii) release certain collateral pledged by Borrower to Bank pursuant to the Agreement. Bank has agreed to do so, subject to the terms and conditions contained herein.

         C. OilQuip Rentals, Inc., a Delaware corporation (the "Parent") ("OilQuip"), Munawar and Jayne Hidayatallah (the "Hidayatallahs"), Allis-Chalmers Company, a Delaware corporation ("Allis-Chalmers") and Houston Dynamic each guaranteed to the Bank the payment and performance of certain indebtedness and obligations of Borrower to Bank.

         D. Borrower and Bank now desire to enter into this Amendment on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                  GENERAL TERMS

         Section 1.1 TERMS DEFINED IN AGREEMENT. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Agreement, as amended, have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

         Section 1.2 CONFIRMATION AND EXTENT OF CHANGES. All terms which are defined or referred to in the Agreement shall remain unchanged except as otherwise specifically provided in this Amendment. It is hereby confirmed that the term "Agreement" includes the Agreement as amended by this Amendment.

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                                    ARTICLE 2

                                   AMENDMENTS

         Section 2.1 AMENDMENT TO SECTION 1.1(a). Effective as of the date hereof, Section 1.1(a) of the Agreement is hereby amended to read in its entirety as follows:

                  "(a) LINE OF CREDIT. Subject to the terms and conditions of this Agreement, Bank hereby agrees to make advances to Borrower (i) from the date hereof up to and including January 15, 2002, not to exceed the aggregate principal amount of One Million Two Hundred Thousand and 00/100 Dollars ($1,200,000.00), (ii) from January 16, 2002 up to and including March 31, 2002 not to exceed the aggregate principal amount of Seven Hundred Seventy-Five Thousand and 00/100 Dollars ($775,000.00) and (ii) from April 1, 2002 up to and including January 1, 2004 not to exceed the aggregate principal amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) ("Line of Credit"), the proceeds of which shall be used to support working capital, issue letters of credit (with a $240,000.00 sublimit), and general corporate purposes."

         Section 2.2 AMENDMENT TO SECTION 1.1(b). Effective as of the date hereof, Section 1.1(b) of the Agreement is hereby amended to read in its entirety as follows:

                  "(b) LIMITATION ON BORROWINGS. Outstanding borrowings under the Line of Credit, to a maximum of the principal amount set forth above, shall not exceed an aggregate of (i) $1,200,000.00 from the date hereof through and including January 15, 2002, (ii) $775,000.00 from January 16, 2002 through and including March 31, 2002 and (iii) $500,00.00 from April 1, 2002 through and including January 1, 2004, when combined with the undrawn Letters of Credit (as hereinafter defined). All borrowings under the Line of Credit shall be in amounts of at least $10,000. There will be no minimum amount required on borrowings under the Line of Credit if borrowed through Bank's credit sweep product."

                  (c) Beginning March 31, 2002, Total Funded Debt to EBITDA Ratio not more than 2.50 to 1.0 through December 31, 2002; and 2.0 to
         1.0 thereafter, with "Total Funded Debt to EBITDA Ratio" defined as Total Funded Debt divided by the twelve (12) trailing months EBITDA. "Total Funded Debt" is defined herein as all interest-bearing obligations of Borrower, whether secured or unsecured, senior or subordinated, [EXCLUDING THE SELLER NOTE]."

         Section 2.3 AMENDMENT TO SECTION 5.5. Effective as of the date hereof,
Section 5.5 of the Agreement is hereby amended to read in its entirety as follows:

                  "5.5 MERGER, CONSOLIDATION, TRANSFER OF ASSETS. Merge into or consolidate with any other entity; make any substantial change in the nature of Borrower's business as conducted as of the date hereof; acquire all or substantially all of the assets of any other entity; nor sell, lease, transfer or otherwise dispose of all or a substantial or material portion of Borrower's assets except in the ordinary course of its business; PROVIDED, HOWEVER, Borrower may sell to Clayton Lau the stock of Houston Dynamic pursuant to the terms and conditions set forth in that certain Stock Purchase Agreement dated as of November 30, 2001 between Borrower and Clayton Lau."

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                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Bank to enter into this Amendment and to continue to make the loans provided for in the Agreement, the Borrower represents and warrants (which representations and warranties will survive the execution and delivery hereof and will be deemed for all purposes to be additional representations and warranties of the Agreement) that:

         Section 3.1 REPRESENTATIONS AND WARRANTIES OF THE AGREEMENT AND THE LOAN DOCUMENTS. The representations and warranties of the Borrower contained in the Agreement and the Loan Documents and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the Loan Documents were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Amendment, except for such changes in the facts represented and warranted as are not in violation of the Agreement and the Loan Documents.

         Section 3.2 COMPLIANCE WITH OBLIGATIONS. The Borrower has performed and complied with all agreements and conditions contained in the Agreement and the Loan Documents required to be performed or complied with by the Borrower prior to or at the time of delivery of this Amendment.

         Section 3.3 DEFAULTS. There exists, and after giving effect to this Amendment, will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an event of default under any loan agreement, note agreement, or trust indenture to which the Borrower is a party.

         Section 3.4 NO AMENDMENTS. Nothing in Article 3 of this Amendment is intended to amend any of the representations or warranties of the Agreement.

                                    ARTICLE 4

                                   CONDITIONS

         The Bank has relied upon the representations and warranties contained in this Amendment in agreeing to the amendments and supplements to the Agreement set forth herein and the amendments and supplements to the Agreement set forth herein are conditioned upon and subject to the accuracy of each and every representation and warranty of the Borrower made or referred to herein, to the performance by the Borrower of its obligations to be performed under the Agreement and the Loan Documents on or before the date of this Amendment and to the following further conditions:

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         Section 4.1 NOTE. Houston Dynamic and Clayton Lau shall have duly and validly issued, executed and delivered to Borrower that certain promissory note in the principal amount of Nine Hundred Thirty Thousand and 00/100 Dollars ($930,000.00) (the "Note") and Borrower shall endorse and deliver to Bank the Note pursuant to the Collateral Assignment of Note and Liens.

         Section 4.2 A COLLATERAL ASSIGNMENT OF NOTES AND LIENS shall have been duly and validly executed and delivered by Borrower to the Bank in form and substance satisfactory to the Bank.

         Section 4.3 OFFICERS' CERTIFICATE. The Bank shall have received a certificate of the officer of the Borrower setting forth (i) resolutions of its board of directors in form and substance satisfactory to the Bank authorizing the Borrower to execute the Loan Documents to which it is a party, and (ii) specimen signatures of the officers so authorized.

         Section 4.4 ADDITIONAL DOCUMENTATION. The Borrower shall deliver to the Bank such additional approvals, opinions or documents as Bank may reasonably require.

                                    ARTICLE 5

                                  MISCELLANEOUS

         Section 5.1 LOAN DOCUMENTS. All Loan Documents shall secure the indebtedness and obligations previously secured by such Loan Documents, as such indebtedness and obligations are affected by this Amendment, whether or not such Loan Documents shall be expressly amended or supplemented in connection with this Amendment.

         Section 5.2 EXTENT OF AMENDMENTS. Except as otherwise expressly provided herein, the Agreement, the Loan Documents, the Line of Credit and the other instruments and agreements referred to therein are not amended, modified or affected by this Amendment.

         Section 5.3 EFFECTIVE DATE. Except as otherwise expressly provided herein, the effective date of all provisions of this Amendment shall be the date of execution indicated below.

         Section 5.4 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections, or other divisions, such other content being controlling as to the Agreement among the parties hereto.

         Section 5.5 COUNTERPARTS. This Amendment may be executed in two or more counterparts. It will not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 5.6 FEES AND EXPENSES. Borrower will pay all fees and expenses incurred by Bank in connection with this Agreement and the transactions contemplated herein, without limitation: (a) filing fees, search fees, and reasonable attorneys' fees.

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         Section 5.7 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the 30th day of November, 2001.

                                            BORROWER:

                                            MOUNTAIN COMPRESSED AIR, INC.


                                            By:   /S /THEODORE F. POUND, III
                                                  --------------------------
                                                    Theodore F. Pound, III
                                                    Vice President & Secretary


                                            BANK:

                                            WELLS FARGO BANK TEXAS,
                                            NATIONAL ASSOCIATION


                                            By:    /S/ SCOTT GILDEA
                                                  --------------------------
                                                   Scott Gildea
                                                   Assistant Vice President

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The Parent hereby consents and agrees to this Amendment and agrees that the
OilQuip Guaranty shall remain in full force and effect, shall continue to the be legal, valid, and binding obligations of the Parent, and shall continue to guarantee the indebtedness and obligations described in the OilQuip Guaranty as such guaranteed obligations are amended by Amendment including, without limitation, such OilQuip Guaranty shall cover the Line of Credit Note, together with any and all renewals, extensions, rearrangements, amendments, modifications, and/or increases of any of the aforesaid, and such OilQuip Guaranty shall be enforceable against OilQuip in accordance with its terms.

                                              GUARANTOR:

                                              OilQuip Rentals, Inc.,
                                              a Delaware corporation


                                              By:  /S/ THEODORE F. POUND, III
                                                   -----------------------------
                                                   Theodore F. Pound, III
                                                   Vice President & Secretary


Munawar and Jayne Hidayatallah hereby jointly and severally consent and agree to this Amendment and agree that the Hidayatallah Guaranty shall remain in full force and effect, shall continue to the be legal, valid, and binding obligations of Munawar and Jayne Hidayatallah, and shall continue to guaranty the indebtedness and obligations described in the Hidayatallah Guaranty as such guaranteed obligations are amended by this Amendment including, without limitation, such Hidayatallah Guaranty shall cover the Line of Credit Note, together with any and all renewals, extensions, rearrangements, amendments, modifications, and/or increases of any of the aforesaid, and such Hidayatallah Guaranty shall be enforceable against Munawar and Jayne Hidayatallah in accordance with its terms.

                                                     GUARANTOR:



                                                     /S/ MUNAWAR HIDAYATALLAH
                                                     ---------------------------
                                                     Munawar Hidayatallah



                                                     /S/ JAYNE HIDAYATALLAH
                                                     ---------------------------
                                                     Jayne Hidayatallah

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Allis-Chalmers hereby consents and agrees to this Amendment and agrees to comply with and be bound by all the terms hereof.


                                                GUARANTOR:
                                                GUARANTOR

                                                Allis-Chalmers Company,
                                                a Delaware corporation


                                                By:  /S/ MUNAWAR H. HIDAYATALLAH
                                                     ---------------------------
                                                     Munawar H. Hidayafallah
                                                     Chief Executive Officer


Houston Dynamic hereby consents and agrees to this Amendment and agrees to comply with and be bound by all the terms hereof.


                                               GUARANTOR


                                               Houston Dynamic Service, Inc.,
                                               a Texas corporation

                                               By:  /S/ CLAYTON LAU
                                                    ----------------------------
                                                      Clayton Lau
                                                     President


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